UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
July 15, 2016
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
BLUE NILE, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	000-50763	91-1963165
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)
411 FIRST AVENUE SOUTH, SUITE 700, SEATTLE, WASHINGTON, 98104
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)
(206) 336-6700
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE
N/A
(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
5.02 (b) Resignation of Director
Effective July 15, 2016, Mary Alice Taylor resigned from Blue Nile, Inc.’s (“Blue Nile” or “the Company”) board of directors to spend more time with her family and pursue other outside interests.
Appointment of Director
On recommendation by Blue Nile’s nominating and corporate governance committee, the Blue Nile board of directors appointed Elaine Rubin to its board of directors, effective July 20, 2016. Ms. Rubin was appointed as a Class II director and will stand for election by a vote of stockholders at its 2018 annual meeting of stockholders. Ms. Rubin has not been assigned to a committee of Blue Nile’s board of directors.
Ms. Rubin, 53, founded Digital Prophets Network, LLC, a consulting, advisory and placement firm with a network of digital commerce experts who support retail and direct to consumer businesses and has served as the president since January 2010. She has served as an advisor to Hint, Inc., which produces fruit-infused water, since October 2013; and has served on the board of directors of New Moosejaw, LLC, a multi-channel retailer of premium outdoor apparel and gear, since October 2010. From June 2013 to May 2015, Ms. Rubin served as a retail advisory board member for Hilco Global, an independent financial services company. From March 2011 to January 2015, Ms. Rubin served as an advisor for Monetate, Inc., a company which powers multi-channel testing and personalization for retail brands. Ms. Rubin co-founded shop.org in February 1996 and served as its elected chair of the board of directors from February 1996 to October 2007. From January 2006 to March 2007, Ms. Rubin served as the northeast client practice head of Amazon Enterprise Solutions, a division of Amazon.com, Inc., an ecommerce company; from January 2003 to December 2004, she served as the senior vice president of strategy and business development at 1-800-flowers.com, Inc., an ecommerce flower delivery company; and from September 1995 to April 1999, she served as the senior vice president of ecommerce, merchandising, and marketing at iVillage, Inc., a digital media company. Ms. Rubin received her BBA in Marketing from Emory University.
Ms. Rubin will receive the same compensation as Blue Nile’s other non-employee directors. This compensation consists of:

▪	an annual retainer of $40,000 cash compensation, which she may elect to receive in stock in lieu of cash;
▪	$3,000 for serving on any committee of the board of directors;
▪	an initial grant of restricted stock units with a value of $100,000; and
▪	an annual equity grant with a value of $85,000, which she may elect to receive in the form of stock options or restricted stock units.
All equity grants are issued pursuant to the Company’s 2013 Equity Incentive Plan, applicable award agreement, and Blue Nile’s Compensation Program for Non-Employee Directors, which were previously filed with the Securities and Exchange Commission.
Blue Nile will also enter into its standard form indemnification agreement with Ms. Rubin, which was previously filed with the Securities and Exchange Commission.
There is no arrangement or understanding pursuant to which Ms. Rubin was elected as a director, and there are no related party transactions between Blue Nile and Ms. Rubin that would require disclosure under Item 404(a) of Regulation S-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 21, 2016

BLUE NILE, INC.

By:	/s/ Lauren Neiswender
Lauren Neiswender
General Counsel and Corporate Secretary